Exhibit 21

Marriott International, Inc.

Subsidiaries of the Registrant

Entity Name	Jurisdiction of Incorporation
1367357 Alberta ULC	Canada
14 East Fifty-Fifth Air Parcel, LLC	Delaware
14 East Fifty-Fifth Street New York LLC	Delaware
1567 Broadway Condominium	New York
1640054 Alberta ULC	Canada
225 Liquor Licensee LLC	New Jersey
315 East Dean Street Aspen LLC	Delaware
333 International, Inc.	Delaware
3387 Lenox Road LLC	Delaware
520 Canal Street Limited Partnership	Louisiana
6106 East Camelback LLC	Delaware
697 Fifth Avenue New York LLC	Delaware
909 North Michigan Avenue Corporation	Delaware
9701 Collins Avenue, LLC	Delaware
Aberdeen Hotel Limited	Jersey
ACHM Gerenciamento Internacional de Hoteis do Brasil Ltda.	Brazil
ACHM Global Hospitality Licensing S.à r.l.	Luxembourg
ACHM International Management Company (French Branch)	France
ACHM International Management Company S.àr.l.	Luxembourg
ACHM Spain Management S.L.	Spain
Adamar International Lodging, Ltd.	Bermuda
Administracion de Empresas Starwood S de RL de SV	Mexico
Adquisiciones Cancun-Vallarta S. de R.L. de C.V. - (Joint Venture)	Mexico
Aeropuerto Shareholder, Inc.	Delaware
Alitrip Holding Company Limited	Cayman Islands
Aloft Hotel Management, Inc.	Delaware
Aloft International Hotel Management, Inc.	Delaware
Alpha Steam Acquisition, LLC	Delaware
Alphaventure Music Publishing Corp.	New York
Alstar Operating LLC	New York
Alstar Realty LLC	New York
Amazonas H.O.T. S.A. (Joint Venture)	Ecuador
AP Arabella (Pty) Ltd	South Africa
AP Mount Grace (Pty) Limited	South Africa
Atlanta Acquisition LLC	Delaware
Bal Harbour Hotel LLC	Delaware
Baltic Investment Company, L.L.C.	New Jersey
Baltimore Marriott Inner Harbor, L.L.C.	Delaware
BCN Hotel Management Company, S.L.	Spain
Beijing International Club Co. Ltd	China
Berlin Marriott Hotelmanagement GmbH	Germany
Betaventure Music Publishing Corp.	New York
Blue Marble Co., Inc.	Delaware

Exhibit 21

Entity Name	Jurisdiction of Incorporation
Boston Convention Associates, LLC	Delaware
Branch of the private limited liability company "Luxury Hotels International Management Company" (Moscow Branch)	Russian Federation
Branch Office of the Private limited liability company "The Ritz-Carlton Hotel Company B.V." (Russian Branch)	Russian Federation
Bulgari Hotels and Resorts Milano, S.r.l. (Joint Venture)	Italy
Business Tourism Company LLC - (Joint Venture)	Jordan
BW SL 1 Limited	Saint Lucia
Camelback Country Club, Inc. (d/b/a Camelback Golf Club)	Arizona
Camelback Properties Inn, Inc.	Delaware
Canal Street Holdings, Inc.	Delaware
Capitol Employment Services, LLC	Delaware
Carpstar/Jordan Development LLC	Delaware
CBM Annex, Inc.	Delaware
Centerline Georgia Investor LLC	Delaware
Charleston Marriott, LLC	Delaware
Cheshunt Hotel Operating Company Limited (Joint Venture)	United Kingdom
Chicago Hotel Services, LLC	Delaware
Cia Palmares Hoteis e Turismo	Brazil
Ciga Gestioni S.r.l	Italy
CIGA Hotels GmbH	Austria
CIGA Immobiliare B.V.	Netherlands
CIGA International Management B.V.	Netherlands
Cigahotels Espana S.L.U	Spain
Classic Select Hospitality Service Company	Japan
Cologne MH Operating Company GmbH	Germany
Colony Club (Barbados) Limited	Barbados
Colony SL 1 Limited	Saint Lucia
Columbia Courtyard, Inc.	Maryland
Consolidated Hotels Limited	Hong Kong
Corporacion Habitacional Mexicana S. de R.L. de C.V.	Mexico
Corporate General, Inc.	Delaware
Courtyard Management Corporation	Delaware
Crystal Cove Hotel Limited	Barbados
Crystal SL 1 Limited	Saint Lucia
CS&M Associates	Louisiana
CTYD III Corporation	Delaware
Culinary Concepts (Abu Dhabi) LLC	Delaware
Culinary Concepts (Atlanta Buckhead) LLC	Delaware
Culinary Concepts (Atlanta Midtown) LLC	Delaware
Culinary Concepts (Bal Harbour) LLC	Delaware
Culinary Concepts (BB Puerto Rico) LLC	Delaware
Culinary Concepts (Boston) LLC	Delaware
Culinary Concepts (Cairo) LLC	Delaware
Culinary Concepts (Doha) LLC	Delaware
Culinary Concepts (Dubai) LLC	Delaware

Exhibit 21

Entity Name	Jurisdiction of Incorporation
Culinary Concepts (Mexico City) LLC	Delaware
Culinary Concepts (Park City) LLC	Delaware
Culinary Concepts (Phoenician) LLC	Delaware
Culinary Concepts (Princeville) LLC	Delaware
Culinary Concepts (Vancouver) LLC	Delaware
Culinary Concepts (Washington) LLC	Delaware
Culinary Concepts Hospitality Group, LLC	New York
Culinary Concepts Torre Libertad, S. de R.L. de C.V.	Mexico
CWT Savannah Club, LLC	Delaware
CWT Savannah Holdings, LLC	Delaware
CWT Savannah Hotel, LLC	Delaware
CY Paris Gare de Lyon Bercy SAS	France
Daphne’s Restaurant (St. Lucia) Limited	Saint Lucia
Daphne’s Restaurant Ltd.	Barbados
Delta Hotels Services Limited	Canada
Design Hotels AG	Germany
Destination Services of Scottsdale LLC	Delaware
Detroit CY, LLC.	Delaware
Detroit Hotel Services, LLC	Delaware
Detroit MHS, LLC	Delaware
Detroit Starwood, LLC	Delaware
Dominican Hotels (B.V.I.) Ltd.	Virgin Islands, British
Edison Hotel Associates Limited Partnership	New Jersey
EDITION Management LLC	Delaware
Elan Hotel Beverage Corporation	Texas
Elcrisa, S.A. de C.V. - (Joint Venture)	Mexico
Elegant Finance (St. Lucia) Limited	Saint Lucia
Elegant Hotels (Barbados) Management Limited	Barbados
Elegant Hotels BGI Limited	Barbados
Elegant Hotels Group Limited	United Kingdom
Elegant Services (St. Lucia) Limited	Saint Lucia
Empresa de Servicios Hoteleros Punta Mita S.A de C.V. (Joint Venture)	Mexico
Empresa de Servicios Reforma 325, S. de R.L. de C.V.	Mexico
Emstar Operating LLC	New York
Emstar Realty LLC	New York
ENA Hotel Holding Company Pvt Ltd	Maldives
Essex House Condominium Corporation	Delaware
F. L. Insurance Corporation	Hawaii
Fairfield FMC, LLC	Delaware
Fesdhu Holdings Pvt Ltd	Maldives
Fifth Avenue Hotel Suites, LLC	Delaware
Fiji Cayman Holdings	Cayman Islands
FOH Holdco, LLC	Delaware
Franchise and License (Canadian) Ops Limited Partnership	Canada
Franchise System Holdings, Inc.	Delaware

Exhibit 21

Entity Name	Jurisdiction of Incorporation
Frankfurt Airport Marriott Hotel Management GmbH	Germany
Frankfurt Marriott Hotelmanagement GmbH	Germany
Furana Holdings Pvt Ltd	Maldives
Galaxy Hotel Systems LLC	Delaware
Gambits, A Nonprofit Corporation (Incorporated Club)	Utah
Gateway Beverages, Inc.	Texas
Geyex International N.V.	Curacao
GH Hotel Operating Company Limited	United Kingdom
Global Connextions LLC	Delaware
Global Hospitality Licensing S.à r.l.	Luxembourg
Global Hospitality Licensing S.À R.L. (Macao Tax Registration)	Macao
Global Hospitality Licensing S.A.R.L. (India Tax Registration)	India
Global Hospitality Licensing S.A.R.L. (Jordan Tax Registration)	Jordan
Global Hospitality Licensing S.A.R.L. (Kuwait Tax Registration)	Kuwait
Global Hospitality Licensing S.A.R.L. (Qatar Tax Registration)	Qatar
Global Hospitality Licensing S.A.R.L. (Saudi Arabia Tax Registration)	Saudi Arabia
Granton International, Ltd.	Virgin Islands, British
Guangzhou Gingerroot Information Technology Co., Ltd.	China
Guangzhou Starwood Customer Contact Centre Co., Ltd.	China
Hamburg Marriott Hotelmanagement GmbH	Germany
Headquarters Hotel Management, L.L.C.	New Jersey
Heidelberg Marriott Hotelmanagement GmbH	Germany
Hospitality International, Inc.	Texas
Host Restaurants, Inc.	Delaware
HOT Finance Luxembourg SARL	Luxembourg
HOT Finance Luxembourg, LLC	Delaware
HOT Global Holding SCS	Luxembourg
HOT International Finance SARL	Luxembourg
HOT International Holding S.A.R.L., Luxembourg, Zurich Branch	Switzerland
HOT International Holding SARL	Luxembourg
HOT Luxembourg Holding SARL	Luxembourg
HOT Ventures LLC	Delaware
Hotel Gym Ventures, LLC	Delaware
Hotel Investors of Michigan, Inc.	Michigan
Hotel Investors of Nebraska, Inc.	Nebraska
Hotel Macenas Sl	Spain
Hoteles de Chile S.A. (Joint Venture)	Chile
Hoteles Sheraton del Peru S.A.C	Peru
Hoteles Sheraton, S. de R.L. de C.V.	Mexico
Hudson Sheraton Corporation LLC	Delaware
Hunt Valley Courtyard, Inc.	Delaware
IDF Enterprises LLC	Delaware
Inter Heritage (M) Sdn. Bhd.	Malaysia
International Hotel Licensing Company (India Tax Registration)	India
International Hotel Licensing Company (Jordan Tax Registration)	Jordan

Exhibit 21

Entity Name	Jurisdiction of Incorporation
International Hotel Licensing Company (Kuwait Tax Registration)	Kuwait
International Hotel Licensing Company (Qatar Tax Registration)	Qatar
International Hotel Licensing Company (Saudi Arabia Tax Registration)	Saudi Arabia
International Hotel Licensing Company S.à r.l, Luxembourg (Zurich Branch)	Switzerland
International Hotel Licensing Company S.àr.l.	Luxembourg
International Luxury Hotels (Singapore) Pte. Limited	Singapore
International Tourism Management Services, LLC	Florida
Inversiones ECA, S.A. de C.V.	Mexico
ITT Corporation Split Dollar Life/Death Benefits Trust	New York
Japan Hospitality Service Company	Japan
Japan Hotel Management Company	Japan
JG's Vancouver Market Inc.	Canada
Kansas Hospitality Services, Inc.	Kansas
Koorshevel Ltd.	Israel
KW Beach Suites Limited Partnership	Florida
LAX Properties, LLC	Delaware
Le Centre Sheraton Limited Partnership	Canada
Leipzig Marriott Hotelmanagement GmbH	Germany
LF, South Beach, LLC	Delaware
LHI (MYANMAR)CO., LTD	Myanmar
LHI Rwanda Ltd	Rwanda
Limited Liability Company "CYBM Voznesenkiy Hotel Leasing"	Russian Federation
Limited Liability Company "Renaissance Samara Hotel Leasing"	Russian Federation
Limited Liability Company "Renaissance St. Petersburg Hotel Leasing"	Russian Federation
Limited Liability Company "St. Petersburg CY Hotel Leasing"	Russian Federation
Limited Liability Company Marriott Novy Arbat Hotel Leasing	Russian Federation
LLC MHR Nizhny Novgorod Hotel Management	Russian Federation
LM IPCO (Italy) LLC	Delaware
Lottco I, LLC	Delaware
Lottco II, LLC	Delaware
Lux Hotels Management Peru S.A.C.	Peru
Lux International Hotels N.V.	Curacao
Luxury Canada, ULC	Canada
Luxury China Hotels Limited	Hong Kong
Luxury China Hotels Limited (China Registration)	China
Luxury Finance, LLC	Delaware
Luxury Holding of Luxembourg S.àr.l.	Luxembourg
Luxury Hotel Leasing South Africa (Pty) Ltd (f/k/a PH Hunters Rest (Pty) Ltd)	South Africa
Luxury Hotel Management of Bolivia S.R.L.	Bolivia
Luxury Hotel Management of Czech Republic s.r.o.	Czech Republic
Luxury Hotels & Resorts (Thailand) Limited	Thailand
Luxury Hotels (Barbados) Limited	Barbados
Luxury Hotels (China) International Management of Hong Kong Limited	Hong Kong
Luxury Hotels (China) International Management of Hong Kong Limited (China Tax registration)	China
Luxury Hotels Broad-Based Ownership Trust	South Africa

Exhibit 21

Entity Name	Jurisdiction of Incorporation
Luxury Hotels Cape Town (Pty) Ltd	South Africa
Luxury Hotels Design & Construction Hong Kong Limited	Hong Kong
Luxury Hotels International (Gabon) SARL	Gabon
Luxury Hotels International Company of Jamaica Limited	Jamaica
Luxury Hotels International Design & Construction Services, Inc.	Delaware
Luxury Hotels International Lodging Ltd.	Bermuda
Luxury Hotels International Lodging Ltd. (Cayman Islands Branch)	Cayman Islands
Luxury Hotels International Lodging Ltd. (Panama Branch)	Panama
Luxury Hotels International Management (Bonaire) B.V.	Bonaire, Sint Eustatius and Saba
Luxury Hotels International Management (Oman) LLC	Oman
Luxury Hotels International Management Austria GmbH	Austria
Luxury Hotels International Management Belgium SPRL	Belgium
Luxury Hotels International Management Colombia S.A.S.	Colombia
Luxury Hotels International Management Company B.V.	Netherlands
Luxury Hotels International Management Company B.V. (Azerbaijan Branch)	Azerbaijan
Luxury Hotels International Management Company B.V. (China Tax Registration)	China
Luxury Hotels International Management Company B.V. (Egypt Branch), formerly known as Marriott Hotels International (Egypt) B.V.	Egypt
Luxury Hotels International Management Company B.V. (El Salvador Branch)	El Salvador
Luxury Hotels International Management Company B.V. (Libya Branch)	Libya
Luxury Hotels International Management Company B.V. (Malaysia Branch)	Malaysia
Luxury Hotels International Management Company B.V. (Portuguese Branch)	Portugal
Luxury Hotels International Management Company B.V. (Saudi Arabia Tax Registration)	Saudi Arabia
Luxury Hotels International Management Company B.V., Taiwan Branch	Taiwan
Luxury Hotels International Management Italy Srl.	Italy
Luxury Hotels International Management Mexico, S.A. de C.V.	Mexico
Luxury Hotels International Management of Aruba N.V.	Aruba
Luxury Hotels International Management of Guatemala, S.A.	Guatemala
Luxury Hotels International Management of Saudi Arabia Limited	Saudi Arabia
Luxury Hotels International Management St. Kitts Limited	Saint Kitts and Nevis
Luxury Hotels International Management Switzerland GmbH	Switzerland
Luxury Hotels International MEA-KSA Limited	Saudi Arabia
Luxury Hotels International MEA-QFC LLC	Qatar
Luxury Hotels International of Canada, ULC	Canada
Luxury Hotels International of France SAS	France
Luxury Hotels International of Hong Kong Limited	Hong Kong
Luxury Hotels International of Hong Kong Limited (China Registration)	China
Luxury Hotels International of Hong Kong Limited (Korea Tax Registration)	Korea, Republic of
Luxury Hotels International of Hong Kong Limited (Macao Branch)	Macao
Luxury Hotels International of Japan, Inc.	Japan
Luxury Hotels International of Puerto Rico, Inc.	Puerto Rico
Luxury Hotels International of Spain S.L.U.	Spain
Luxury Hotels International of Tunisia SARL	Tunisia
Luxury Hotels International OR Tambo (Pty) Ltd	South Africa
Luxury Hotels International Sales of Israel Ltd.	Israel

Exhibit 21

Entity Name	Jurisdiction of Incorporation
Luxury Hotels International Saudi Arabia Limited	Saudi Arabia
Luxury Hotels International South Africa (Pty) Ltd	South Africa
Luxury Hotels International Sweden AB	Sweden
Luxury Hotels Irish Holding Company Limited, formerly known as MVCI Irish Holding Company Limited	Ireland
Luxury Hotels Management (BVI) Limited	Virgin Islands, British
Luxury Hotels Management (BVI) Limited (Guyana Branch)	Guyana
Luxury Hotels Management (BVI) Limited (Haiti Branch)	Haiti
Luxury Hotels Management (BVI) Limited Ogranak Beograd	Serbia
Luxury Hotels Management (Ghana) Limited	Ghana
Luxury Hotels Management Bermuda Ltd.	Bermuda
Luxury Hotels Management MEA Limited	United Arab Emirates
Luxury Hotels Management St. Lucia Limited	Saint Lucia
Luxury Hotels of Costa Rica Management Company, Sociedad de Responsabilidad Limitada	Costa Rica
Luxury Hotels of Turks & Caicos Ltd	Turks and Caicos Islands
Luxury Hotels Poland sp. z o.o.	Poland
Luxury Hotels Uluslararasi Otel Isletmeciligi Limited Sirketi	Turkey
Luxury International Holdings of Canada, ULC	Canada
Luxury International Management Nigeria Limited	Nigeria
Luxury Lodging (CMB) Co., Ltd.	Cambodia
LUXURY MANAGEMENT COMPANY MACEDONIA DOOEL Skopje	North Macedonia, Republic of
Luxury Reservations Limited	Ireland
Luxury Singapore Holding Company Pte. Ltd.	Singapore
Luxury Swiss Management Company GmbH	Switzerland
Luxury Swiss Management Company GmbH (Morocco Branch)	Morocco
Luxury Swiss Management Company GmbH (New Zealand Branch)	New Zealand
Luxury Swiss Management Company GmbH, Ethiopia International Contracting Office	Ethiopia
Luxury Switzerland Holding Company GmbH	Switzerland
LuxuryHotels International of Ecuador Cia. Ltda.	Ecuador
M.H.S. Realty Sales, LLC	Delaware
Malta Regional Hospitality Licensing Limited	Malta
Manhattan Sheraton Corporation	New York
Mar Hoteis de Sao Paulo Ltda.	Brazil
Marceau Investissements SA	France
Marquis Insurance Corporation	Hawaii
Marriott (Schweiz) GmbH	Switzerland
Marriott Acquisition 2002 Subsidiary, LLC	Delaware
Marriott Acquisition 2002, LLC	Delaware
Marriott Argentina Licensing Company S.A.	Argentina
MARRIOTT BRASIL LICENCIAMENTO LTDA	Brazil
MARRIOTT BRASIL SERVICOS LTDA	Brazil
Marriott Cayman Islands Licensing Company I, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company II, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company III, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company IV, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company VI, Ltd.	Cayman Islands

Exhibit 21

Entity Name	Jurisdiction of Incorporation
Marriott Cayman Islands Licensing Company VIII, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company X, Ltd.	Cayman Islands
Marriott Chile Licensing Company Limitada	Chile
Marriott Chile S.A.	Chile
Marriott Claims Services Corporation	Texas
Marriott Crystal City Manager, LLC	Delaware
Marriott Curacao N.V.	Curacao
Marriott De Honduras, Sociedad de Responsabilidad Limitada	Honduras
Marriott Ecuador Licensing Company MLC CIA LTDA	Ecuador
Marriott European Holdings Limited - (Joint Venture)	Jersey
Marriott European Hotel Operating Company Limited - (Joint Venture)	United Kingdom
Marriott Fifth Avenue, LLC	Delaware
Marriott France Group Companies SAS	France
Marriott Hotel Holding GmbH	Germany
Marriott Hotel Management Company (Virgin Islands), Inc.	Virgin Islands, U.S.
Marriott Hotel Services Berlin GmbH	Germany
Marriott Hotel Services, Inc.	Delaware
Marriott Hotel-Betriebsgesellschaft, m.b.H	Austria
Marriott Hotelmanagement Cologne GmbH	Germany
Marriott Hotelmanagement GmbH	Germany
Marriott Hotels Denmark A/S	Denmark
Marriott Hotels Hellas, S.A.	Greece
Marriott Hotels India Private Limited	India
Marriott Hotels International B.V.	Netherlands
Marriott Hotels International B.V. (Armenia Branch)	Armenia
Marriott Hotels International B.V. (Caracas, Venezuela Branch)	Venezuela, Bolivarian Republic of
Marriott Hotels International B.V. (China Registration)	China
Marriott Hotels International B.V. (Dominican Republic Branch)	Dominican Republic
Marriott Hotels International B.V. (Egypt Branch)	Egypt
Marriott Hotels International B.V. (Jordan Branch)	Jordan
Marriott Hotels International B.V. (Kuwait Tax Registration)	Kuwait
Marriott Hotels International B.V. (Portugal Branch)	Portugal
Marriott Hotels International B.V. (Saudi Arabia Tax Registration)	Saudi Arabia
Marriott Hotels International B.V. (Seoul MEA Branch)	Korea, Republic of
Marriott Hotels International B.V. (Seoul, South Korea Branch)	Korea, Republic of
Marriott Hotels International Limited	United Kingdom
Marriott Hotels International Limited (Belgium Branch)	Belgium
Marriott Hotels International Limited (French Branch - Liasion Office)	France
Marriott Hotels International Limited (Representative Office)	Spain
Marriott Hotels Limited	United Kingdom
Marriott Hotels Maldives Private Limited	Maldives
Marriott Hotels Management France SAS	France
Marriott Hotels of Amsterdam, B.V.	Netherlands
Marriott Hotels, S.A. de C.V.	Mexico
Marriott Hurghada Management, Inc.	Delaware

Exhibit 21

Entity Name	Jurisdiction of Incorporation
Marriott Hurghada Management, Inc. (Egypt Branch)	Egypt
Marriott International Administrative Services, Inc.	Delaware
Marriott International Capital Corporation	Delaware
Marriott International Construction Services, Inc.	Delaware
Marriott International Design & Construction Services, Inc.	Delaware
Marriott International Design & Construction Services, Inc. (India Registration)	India
Marriott International Design & Construction Services, Inc. (UK Establishment)	United Kingdom
Marriott International Design and Construction Services, Inc. (Qatar Tax Registration)	Qatar
Marriott International Design and Construction Services, Inc., Kuwait Tax Registration	Kuwait
Marriott International Finance Company B.V.	Netherlands
Marriott International Holding Company B.V., Bertrange, Zurich Branch	Switzerland
Marriott International Holding Company B.V./S.àr.l.	Luxembourg
Marriott International Hotels, Inc.	Maryland
Marriott International Hotels, Inc. (Argentina Branch)	Argentina
Marriott International Hotels, Inc. (Ecuador Branch)	Ecuador
Marriott International Hotels, Inc. (India Registration)	India
Marriott International Hotels, Inc. (Malaysia Branch)	Malaysia
Marriott International Hotels, Inc. (Philippine Branch)	Philippines
Marriott International Hotels, Inc. (Saudi Arabia Tax Registration)	Saudi Arabia
Marriott International Hotels, Inc. Maryland USA Sucursala Bucuresti Romania (Romanian Branch)	Romania
Marriott International JBS Corporation	Delaware
Marriott International Licensing Company B.V.	Netherlands
Marriott International Licensing Company, B.V. (India Tax Registration)	India
Marriott International Lodging N.V.	Curacao
Marriott International Management Company B.V.	Netherlands
Marriott International Management Company B.V. (Australian Branch)	Australia
Marriott International Management Company B.V. (Dongdaemoon Branch)	Korea, Republic of
Marriott International Management Company B.V. (Fairfield Busan Branch)	Korea, Republic of
Marriott International Management Company B.V. (Fairfield Yeongdeungpo Branch)	Korea, Republic of
Marriott International Management Company B.V. (Magok Branch)	Korea, Republic of
Marriott International Management Company B.V. (Namdaemun Branch)	Korea, Republic of
Marriott International Management Company B.V. (Seongnam Branch)	Korea, Republic of
Marriott International Management Company B.V. (Seoul Branch)	Korea, Republic of
Marriott International Management Company BV (China Registration)	China
Marriott International, Inc.	Delaware
Marriott International, Inc. (India Registration)	India
Marriott International, Inc. (Saudi Arabia Tax Registration)	Saudi Arabia
Marriott International, Inc. (Sucursal en Cuba)	Cuba
Marriott Inversiones y Servicios Limitada	Chile
Marriott Jamaica Licensing Company Limited	Jamaica
Marriott Magenta Holding Company, Inc.	Delaware
Marriott Market Street Hotel, Inc.	Delaware
Marriott Mirage City Management, Inc.	Delaware
Marriott Oak Brook Hills Services, LLC	Delaware
Marriott P.R. Management Corporation	Delaware

Exhibit 21

Entity Name	Jurisdiction of Incorporation
Marriott Payroll Services, LLC	Delaware
Marriott Peru Licensing Company SRL	Peru
Marriott Properties (International) Limited	Hong Kong
Marriott Ranch Properties, Inc.	Delaware
Marriott Rewards Subsidiary, Inc.	Delaware
Marriott Rewards, Inc.	Delaware
Marriott Rewards, LLC	Arizona
Marriott RHG Acquisition B.V., Bertrange, Zurich Branch	Switzerland
Marriott RHG Acquisition B.V./S.àr.l.	Luxembourg
Marriott RHG Acquisition SARL	Netherlands
Marriott Senior Holding Co.	Delaware
Marriott Sharm El Sheikh Management (Egypt Branch)	Egypt
Marriott Sharm El Sheikh Management, Inc.	Delaware
Marriott Switzerland Licensing Company II S.ar.l	Switzerland
Marriott Switzerland Licensing Company S.ar.l	Switzerland
Marriott Switzerland Licensing Company S.ar.l (Nevis branch)	Saint Kitts and Nevis
Marriott Trinidad & Tobago Limited	Trinidad and Tobago
Marriott Two Flags Member LLC	Delaware
Marriott Two Flags, LP	Delaware
Marriott U.S. Virgin Islands Licensing Company LLC	Virgin Islands, U.S.
Marriott UK Group Company Limited	United Kingdom
Marriott UK Management Company Limited	United Kingdom
Marriott Worldwide Corporation	Maryland
Marriott Worldwide Corporation (India Registration)	India
Marriott Worldwide Corporation (Jordan Branch)	Jordan
Marriott Worldwide Corporation (Pakistan Tax Registration)	Pakistan
Marriott Worldwide Corporation (Saudi Arabia Tax Registration)	Saudi Arabia
Marriott Worldwide Payroll, LLC	Delaware
Marriott Worldwide Reservation Services, LLC	Delaware
Marriott's Greenbelt Hotel Services, Inc.	Delaware
Mars Merger Sub, LLC	Delaware
MC Lodging Investment Opportunities, Inc.	Delaware
Meridien India I LLC	Delaware
Meridien India II LLC	Delaware
Meridien SAS	France
Meridien SAS, Egypt Branch	Egypt
Meridien SAS, KSA Tax Registration	Saudi Arabia
MHS Guam, Inc.	Delaware
MHSFR II, LLC	Delaware
MHSFR, LLC	Delaware
MHSI Conference Centers of Texas, Inc.	Texas
MHSI Hawaii, LLC	Delaware
MI CBM Investor LLC	Delaware
MI Finance Company	Delaware
MI Fulfillment Services, LLC	Maryland

Exhibit 21

Entity Name	Jurisdiction of Incorporation
MI Georgia Credits, LLC	Delaware
MI Holding, L. P.	Delaware
MI Hotels of Las Vegas, Inc.	Nevada
MI Member, LLC	Delaware
MI NY Clock Tower, LLC	Delaware
MI Park 201, LLC	Delaware
MI Tenant LLC	Delaware
MI TH4 INVESTOR, LLC	Delaware
MICC (California), LLC	Delaware
MICC SPE I Corp.	Delaware
Midnight Lakeshore LLC	Delaware
Midnight Mexico, LLC	Delaware
Midnight Midland LLC	Delaware
Midnight Oil Company, LLC	Delaware
Midnight Sky, L.L.C.	Delaware
Midnight Square, LLC	Delaware
Midnight Star, L.L.C.	Delaware
MIF, L.L.C.	Delaware
MII Conference Center, Inc.	Maryland
Mission Hills Timeshare, L.L.C.	Delaware
MRC I Funding, LLC	Delaware
MTS Holdco, L.P.	Delaware
Munich CY Schwanthaler Operating Company GmbH	Germany
Nara Hospitality Service Company	Japan
North Dallas Holding Co.	Delaware
North Dallas Hotel Company	Delaware
North Wharf Restaurant (Pty) Ltd	South Africa
Operadora Marriott, S.A. de C.V.	Mexico
Osaka St. Regis Hotel Co., Ltd.	Japan
Park Ridge Hotel Associates L.P.	Delaware
Paynes Bay Investments Limited	Barbados
Permanent Establishment of Luxury Hotels International Management Company B.V.	Ukraine
PH Edward (Pty) Ltd	South Africa
PH F and I Cape Town (Pty) Ltd	South Africa
PH Hazyview (Pty) Ltd, formerly known as PH Richards Bay (Pty) Ltd	South Africa
PH Marine (Pty) Ltd	South Africa
PH Roodepoort (Pty) Ltd	South Africa
PH Victoria Junction (Pty) Ltd	South Africa
Polserv, S.A. de C.V. - (Joint Venture)	Mexico
Porto Bello Cove Hotel Corporation (Joint Venture)	Philippines
Preferred Guest, Inc.	Delaware
Promotora Hotelera Punta Mita S. de R.L. de C.V. (Joint Venture)	Mexico
Protea Hotel International Mauritius (50% owned)	Mauritius
Protea Hotels (International) Limited	United Kingdom
Protea Hotels and Inns (Pty) Limited	South Africa

Exhibit 21

Entity Name	Jurisdiction of Incorporation
Protea Hotels Empowerment Consortium (Pty) Ltd	South Africa
Protea Hotels Empowerment Initiative (Pty) Ltd	South Africa
Protea Hotels Nigeria Limited	Nigeria
Prudential - HEI Joint Venture	Georgia
PT Indo Pacific Sheraton	Indonesia
PT Luxury Hotels International Indonesia	Indonesia
PT Marriott International Indonesia	Indonesia
PT Ritz Carlton Indonesia	Indonesia
Punta Mita Holding Company, S. de R.L. de C.V.	Mexico
Ramasia International Limited	Virgin Islands, British
Ramcap SAS	France
RC Hotel Holding Company Limited	Virgin Islands, British
RC Hotel Holding Company Limited (Cayman Islands Branch)	Cayman Islands
RC Marriott II, Inc.	Delaware
RC Marriott III, Inc.	Delaware
RC Marriott, Inc.	Delaware
RC Paradise Valley Development, LLC	Delaware
RC Rose Holding Company Limited	Virgin Islands, British
RC Rose Island Hotel Company Limited	Bahamas
RC-UK, Inc.	Delaware
REN Boston Hotel Management LLC	Delaware
REN Boston LP	Delaware
REN Boston Waterfront Hotel, LLC	Delaware
Renaissance Cleveland Hotel, LLC	Delaware
Renaissance Cleveland IOSA, LLC	Delaware
Renaissance do Brasil Hotelaria Ltda.	Brazil
Renaissance do Brasil Hotelaria Ltda. (Brazil Branch)	Brazil
Renaissance do Brasil Hotelaria Ltda. (Porto Maravilha branch)	Brazil
Renaissance do Brasil Hotelaria Ltda. (Recife Branch)	Brazil
Renaissance do Brasil Hotelaria Ltda. (Sao Paulo Branch)	Brazil
Renaissance Dusseldorf Hotelmanagement GmbH	Germany
Renaissance Hamburg Hotelmanagement GmbH	Germany
Renaissance Hollywood Payroll Company, LLC	Delaware
Renaissance Hotel Holdings, Inc.	Delaware
Renaissance Hotel Management Company, LLC	Delaware
Renaissance Hotel Operating Company	Delaware
Renaissance Hotels International B.V.	Netherlands
Renaissance Hotels International B.V. (Kazakhstan Branch)	Kazakhstan
Renaissance Hotels International BV (China Registration)	China
Renaissance Hotels International Corporation Limited	Virgin Islands, British
Renaissance Hotels International Corporation Limited (Malaysia Branch)	Malaysia
Renaissance Hotels International Corporation Limited (Philippine Branch)	Philippines
Renaissance Hotels International Management Belgium SPRL	Belgium
Renaissance Hotels Marketing Services Limited	Virgin Islands, British
Renaissance International Lodging Ltd.	Bermuda

Exhibit 21

Entity Name	Jurisdiction of Incorporation
Renaissance International Lodging N.V.	Curacao
Renaissance International Management Company B.V.	Netherlands
Renaissance International Management Company BV (China Registration)	China
Renaissance International, Inc.	Delaware
Renaissance Le Parc SAS	France
Renaissance Oakbrook Hotel, LLC	Delaware
Renaissance P.V. Mexicana S.A. de C.V.	Mexico
Renaissance Services B.V.	Netherlands
Renaissance Services B.V. (Bahrain Representative Office)	Bahrain
Renaissance Services B.V. (Dubai Branch)	United Arab Emirates
Renaissance Services B.V. (India Tax Registration)	India
Renaissance Special Purposes B.V.	Netherlands
Renaissance St. Louis Grand, LLC	Delaware
Renaissance St. Louis Suites, LLC	Delaware
Residence Inn by Marriott, LLC	Delaware
RG Holdings LLC	Delaware
RHG Holding N.V.	Curacao
RHG Investments, LLC	Delaware
RHIL Limited	Hong Kong
RHOC Consolidation, LLC	Delaware
RI BWI Airport, L.L.C.	Delaware
Rio Hotel Brasil Empreendimentos Imobiliários Ltda.	Brazil
Ritz-Carlton (Virgin Islands), Inc.	Delaware
Rockville Hotel Associates LLC	Delaware
Roissy CYBM SAS	France
Ronevsorg Hotel Operating Company Limited	United Kingdom
Royal Orchid Hotel (Thailand) Public Company Limited	Thailand
S Collection, Inc.	Delaware
Sabrina Operators, Inc.	Wisconsin
SAMHI JV Business Hotels Private Limited	India
San Diego Sheraton LLC	Delaware
San Fernando Sheraton Corporation	Delaware
SC Orlando, L.L.C.	Delaware
Schaumberg/Oakbrook Marriott Hotels, LLC	Delaware
Scoops, Inc.	Kansas
Seattle Management Corporation	Delaware
Seattle Union Street Associates LLP	Washington
Senior Living Limited Partnership	Delaware
Servicios Culinary Concepts, S. de R.L. de C.V.	Mexico
Servicios Hoteleros Starwood Limitada	Chile
Seville Acquisition, LLC	Delaware
SF Museum Tower LLC	Delaware
Shanghai Gingerroot Enterprise Management Co., Ltd.	China
Shanghai Gingerroot Enterprise Management Co., Ltd., Beijing Branch	China
Shanghai Gingerroot Enterprise Management Co., Ltd., Guangzhou Branch	China

Exhibit 21

Entity Name	Jurisdiction of Incorporation
Shanghai Gingerroot Hotel Management Co., Ltd.	China
Shanghai Gingerroot Hotel Management Co., Ltd., Beijing Branch	China
Shanghai Gingerroot Hotel Management Co., Ltd., Guangzhou Branch	China
Sheraton (Bermuda) Limited	Bermuda
Sheraton Asia-Pacific Corporation	Delaware
Sheraton Beijing LLC	Delaware
Sheraton Centre Toronto Limited Partnership	Canada
Sheraton Crescent LLC	Delaware
Sheraton de Venezuela CA	Venezuela, Bolivarian Republic of
Sheraton Florida LLC	Delaware
Sheraton Forty-Five Park LLC	Delaware
Sheraton Franquicias E Servicios Hoteleros Ltd	Brazil
Sheraton Gaming (Peru) LLC	Delaware
Sheraton Gaming Corporation	Nevada
Sheraton Gateway Limited Partnership	Canada
Sheraton Grand Phoenix LLC	Delaware
Sheraton Hawaii Hotels Corporation	Hawaii
Sheraton Hotels (England) Ltd.	United Kingdom
Sheraton Hotels (U.K.) Limited	United Kingdom
Sheraton Intercontinental Limited	Bahamas
Sheraton Intercontinental Ltd. - Israel Branch	Israel
Sheraton International (Hong Kong) Limited	Hong Kong
Sheraton International de Mexico LLC	Delaware
Sheraton International GmbH	Austria
Sheraton International IP, LLC	Delaware
Sheraton International, LLC	Delaware
Sheraton IPCO (Italy) LLC	Delaware
Sheraton Key West LLC	Delaware
Sheraton License Company Russia, Inc.	Delaware
Sheraton License Operating Company, LLC	Delaware
Sheraton Management Company Limited	Bahamas
Sheraton Management GmbH	Germany
Sheraton Management, LLC	Delaware
Sheraton Miami LLC	Delaware
Sheraton Middle East Management LLC	Delaware
Sheraton New Jersey Corporation	New Jersey
Sheraton New York LLC	Delaware
Sheraton on the Park Pty Ltd	Australia
Sheraton Operating Corporation	Delaware
Sheraton Overseas Company Limited	Bahamas
Sheraton Overseas Company Limited, Egypt Branch	Egypt
Sheraton Overseas Management Corporation	Delaware
Sheraton Overseas Management Corporation - Tunis Branch	Tunisia
Sheraton Overseas Management Corporation (Argentina Branch)	Argentina
Sheraton Overseas Management Corporation (Thailand Branch)	Thailand

Exhibit 21

Entity Name	Jurisdiction of Incorporation
Sheraton Overseas Technical Services LLC	Delaware
Sheraton Peachtree LLC	Delaware
Sheraton Puerto Rico Management LLC	Delaware
Sheraton Royal Orchid Co. Ltd	Thailand
Sheraton San Antonio Holdings LLC	Delaware
Sheraton SGC Sub Corporation	Nevada
Sheraton Suites LLC	Delaware
Sheraton Texas LLC	Delaware
Sheraton Vermont Corporation	Vermont
Sheraton West Houston Beverage, LLC	Texas
SII Real Estate Holdings, Inc.	Delaware
SJMEC, Inc.	California
SJMFB, LLC	California
SLC Acquisition LLC	Delaware
SLC Atlanta LLC	Delaware
SLC Indianapolis LLC	Delaware
SLC Management LLC	Delaware
SLC Mexico, LLC	Delaware
SLC Operating Limited Partnership	Delaware
Socho, S.A.	Argentina
Sociedad Administradora General SA v CIA En Comandita Acciones (Joint Venture)	Chile
Societe des Hotels de Noumea	New Caledonia
Societe des Hotels Meridien	France
Solar International Holdings Limited	Cayman Islands
SPG Holding, Inc.	Arizona
Spice Market Holdings, Inc.	Delaware
Spice Market NY, LLC	New York
SPRINGHILL SMC, LLC	Delaware
Square 369 Hotel Associates, LLC	Delaware
SRH Chicago LLC	Illinois
St. Francis Hotel Corporation	Delaware
St. Regis New York Holdings LLC	Delaware
St. Regis New York Operating LLC	Delaware
St. Regis San Francisco Hotel LLC	Delaware
St. Regis Sheraton LLC	Delaware
Star Real Estate Licensing LLC	Delaware
Starwood (M) France Holdings SAS	France
Starwood (M) Hotels Holding Corporation	Delaware
Starwood (M) International Inc.	Delaware
Starwood (M) Middle East I, LLC	Delaware
Starwood (M) Middle East II, LLC	Delaware
Starwood (M) Services Company, Inc.	Delaware
Starwood (Ukraine) Management Company, Inc.	Delaware
Starwood AFIO & Brussels GSO BVBA	Belgium
Starwood Alfonso XIII Hotel Company, S.L.U.	Spain

Exhibit 21

Entity Name	Jurisdiction of Incorporation
Starwood Asia Pacific Hotels & Resorts Pte. Ltd.	Singapore
Starwood Asia Pacific Hotels & Resorts Pte. Ltd. (Maldives Branch)	Maldives
Starwood Asia Pacific Hotels & Resorts Pte. Ltd. (Samoa Branch)	Samoa
Starwood Aspen Realty LLC	Delaware
Starwood Atlanta Colony Square Realty LLC	Delaware
Starwood Atlantic LLC	Delaware
Starwood Australia Hotels Pty Ltd	Australia
Starwood BPP Holdings LLC	Delaware
Starwood Canada ULC	Canada
Starwood Cayman Holdings	Cayman Islands
Starwood Centralised Services Pty Limited	Australia
Starwood Checkmate Holdings, Inc.	Delaware
Starwood Chicago City Center Realty LLC	Delaware
Starwood Chicago Lakeshore Realty LLC	Delaware
Starwood Chicago Special Manager I, LLC	Delaware
Starwood Chicago Special Manager II, LLC	Delaware
Starwood Chile Holdings, S.A.	Chile
Starwood CMBS I LLC	Delaware
Starwood CMBS II LLC	Delaware
Starwood Customer Contact Centre (AP) Pte. Ltd.	Singapore
Starwood Development Consulting Services (AP) Pte. Ltd.	Singapore
Starwood EAME License & Services Company BVBA, KSA Tax Registration	Saudi Arabia
Starwood EAME License and Services Company BVBA	Belgium
Starwood EAME License and Services Company BVBA, Kuwait Tax Registration	Kuwait
Starwood EAME Services Company BVBA	Belgium
Starwood Edison GP Holdings LLC	Delaware
Starwood Edison LP Holdings LLC	Delaware
Starwood Egypt Management Company SAE	Egypt
Starwood ESPP Funding, Inc.	Delaware
Starwood Fiji LLC	Delaware
Starwood Finance Luxembourg SARL	Luxembourg
Starwood Flight Operations, Inc.	Pennsylvania
Starwood Holdings (HK) Limited	Hong Kong
Starwood Hong Kong Holdings	Cayman Islands
Starwood Hotel Management Company Greece S.A.	Greece
Starwood Hotels & Resorts (SEA) Sdn. Bhd.	Malaysia
Starwood Hotels & Resorts (Shanghai) Co., Ltd.	China
Starwood Hotels & Resorts (Shanghai) Co., Ltd., Beijing Branch	China
Starwood Hotels & Resorts (Shanghai) Co., Ltd., Guangzhou Branch	China
Starwood Hotels & Resorts India Private Limited	India
Starwood Hotels & Resorts Management Company, LLC	Delaware
Starwood Hotels & Resorts Worldwide, LLC	Maryland
Starwood Hotels (Thailand) Company Limited	Thailand
Starwood Hotels Japan Company	Japan
Starwood India Private Limited	India

Exhibit 21

Entity Name	Jurisdiction of Incorporation
Starwood International Finance Ltd	Ireland
Starwood International Holding SARL	Luxembourg
Starwood International Licensing Company SARL	Luxembourg
Starwood Israel Hotel Management - Israel Branch	Israel
Starwood Israel Hotel Management Inc.	Delaware
Starwood Italia S.R.L.	Italy
Starwood Lahaina LLC	Delaware
Starwood Latin America, Inc.	Delaware
Starwood Lexington Realty LLC	Delaware
Starwood Los Angeles Payroll Company, LLC	Delaware
Starwood Luxembourg Holding SARL	Luxembourg
Starwood Mexico II, LLC	Delaware
Starwood Mexico LF, S. de R.L. de C.V.	Mexico
Starwood Mexico Servicios Compartidos SA de CV	Mexico
Starwood Mexico, LLC	Delaware
Starwood Nevada Holdings, LLC	Delaware
Starwood Newton Realty LLC	Delaware
Starwood Omaha Realty LLC	Delaware
Starwood Operator I LLC	Delaware
Starwood Operator II LLC	Delaware
Starwood Pacific Hotels Pty Limited	Australia
Starwood Park Ridge GP Holdings LLC	Delaware
Starwood Park Ridge LP Holdings LLC	Delaware
Starwood Philadelphia Airport Realty I LLC	Delaware
Starwood Philadelphia Airport Realty II LLC	Delaware
Starwood Rancho Mirage Fee Owner, LLC	Delaware
Starwood Reservations (Canada) Co.	Canada
Starwood Reservations LLC	Delaware
Starwood Reservations LLC (Irish Branch)	Ireland
Starwood Reservations LLC, Kuwait Tax Registration	Kuwait
Starwood Resventure LLC	Delaware
Starwood San Francisco Aloft Realty LLC	Delaware
Starwood Seattle Sixth Avenue Realty LLC	Delaware
Starwood Services (UK) Ltd.	United Kingdom
Starwood Services Poland Sp Z.o.o	Poland
Starwood Sierra Suites License Company, LLC	Delaware
Starwood Taiwan Co. Ltd.	Taiwan
Starwood Wakefield Realty LLC	Delaware
Starwood Weststate LLC	Delaware
Starwood-Charlotte Management LLC	Delaware
Stuttgart Sindelfingen Hotel Management GmbH	Germany
Suites Management LLC	Delaware
SW Business Services, LLC	Arizona
Tamarind Cove Hotel Co. Limited	Barbados
Tamcove SL 1 Limited	Saint Lucia

Exhibit 21

Entity Name	Jurisdiction of Incorporation
Thai Royal Orchid Real Estate Limited	Thailand
The Dining Room Corporation	Georgia
The House SL 1 Limited	Saint Lucia
The R.C. Management Company of Mexico, S.A. de C.V.	Mexico
The Ritz-Carlton Hotel Company (Berlin) GmbH	Germany
The Ritz-Carlton Hotel Company B.V.	Netherlands
The Ritz-Carlton Hotel Company N.V.	Curacao
The Ritz-Carlton Hotel Company of Canada Limited	Canada
The Ritz-Carlton Hotel Company of Chile S.A.	Chile
The Ritz-Carlton Hotel Company of Egypt S.A.E.	Egypt
The Ritz-Carlton Hotel Company of Mexico, S.A. de C.V.	Mexico
The Ritz-Carlton Hotel Company of Puerto Rico, Inc.	Delaware
The Ritz-Carlton Hotel Company of Singapore Pte Ltd	Singapore
The Ritz-Carlton Hotel Company of the Cayman Islands, Ltd.	Cayman Islands
The Ritz-Carlton Hotel Company, L.L.C.	Delaware
The Ritz-Carlton Hotel Company, L.L.C. (Malaysian Branch)	Malaysia
The Ritz-Carlton Hotel Company, Ltd.	Bermuda
The Ritz-Carlton Hotel Company, Ltd. (Bahamas Branch)	Bahamas
The Ritz-Carlton Hotel Management GmbH	Germany
The Ritz-Carlton International Construction Services, Inc.	Delaware
The Ritz-Carlton International Licensing Company B.V.	Netherlands
The Ritz-Carlton International Licensing Company, LLC	Delaware
The Ritz-Carlton International Management Company B.V.	Netherlands
The Ritz-Carlton International Management Company B.V. (China Registration)	China
The Ritz-Carlton Limited	Hong Kong
The Ritz-Carlton Property Management Company (Kyoto) Ltd.	Japan
The Ritz-Carlton Property Management Company (Tokyo), Ltd.	Japan
The Ritz-Carlton Residences Management Company LLC	Delaware
The Ritz-Carlton Residential Management Company of Singapore Pte. Ltd.	Singapore
The Sheraton LLC	Delaware
The Westin Building Company	Washington
Tokyo Hospitality Service Company	Japan
Torriam Hotel Operating Company Limited	Ireland
Torriam International Lodging N.V.	Curacao
Toulouse Operating Company SAS	France
TownePlace Management, LLC	Delaware
Townhouse Management Realty LLC	Delaware
Transamerican Hoteles, S.A.S	Dominican Republic
Travel Ease International	Cayman Islands
Travel Ease International (Hong Kong) Limited	Hong Kong
Treasure SL 1 Limited	Saint Lucia
Tribute Portfolio IP, LLC	Delaware
Turtle Beach Resort Limited	Barbados
Turtle SL 1 Limited	Saint Lucia
Victory Beverages, Inc	Texas

Exhibit 21

Entity Name	Jurisdiction of Incorporation
W Atlanta Buckhead Beverage LLC	Delaware
W Atlanta Midtown Beverage, LLC	Delaware
W Hotel Limited Partnership	Canada
W Hotel Management, Inc.	Delaware
W Hotels Management, LLC	Delaware
W Hotels Music LLC	Delaware
W Hotels Real Estate, LLC	Delaware
W Hotels TCI GP Ltd.	Turks and Caicos Islands
W Hotels Turks & Caicos LP	Turks and Caicos Islands
W International Hotel Management, Inc.	Delaware
W International Inc.	Delaware
W IPCO (Italy) LLC	Delaware
W Leicester Square Ltd.	United Kingdom
W Miami Beach Holdings LLC	Delaware
W Montreal Opco Inc.	Canada
W Operating Company LLC	Delaware
W PR Management LLC	Delaware
W San Diego Hotel, LLC	Delaware
W Scottsdale Beverage LLC	Delaware
W Turks & Caicos GP, LLC	Delaware
Washington Sheraton LLC	Delaware
Water Acquisition, LLC	Delaware
Waves Hotel Limited	Barbados
Waves SL 1 Limited	Saint Lucia
WEC 99C-1 LLC	Delaware
WEC 99C-10 LLC	Delaware
WEC 99C-11 LLC	Delaware
WEC 99C-12 LLC	Delaware
WEC 99C-13 LLC	Delaware
WEC 99C-14 LLC	Delaware
WEC 99C-2 LLC	Delaware
WEC 99C-3 LLC	Delaware
WEC 99C-4 LLC	Delaware
WEC 99C-5 LLC	Delaware
WEC 99C-6 LLC	Delaware
WEC 99C-7 LLC	Delaware
WEC 99C-8 LLC	Delaware
WEC 99C-9 LLC	Delaware
West Virginia Marriott Hotels, Inc.	West Virginia
Western Host, Inc.	California
Westin 200, Inc.	Delaware
Westin Arizona LLC	Delaware
Westin Aruba Hotel Advisors, LLC	Delaware
Westin Aruba Hotel Management LLC	Delaware
Westin Asia Management Co., LLC	Delaware

Exhibit 21

Entity Name	Jurisdiction of Incorporation
Westin Asset Management Co.	Delaware
Westin Beverage Services LLC	Texas
Westin Birmingham Operator, LLC	Delaware
Westin Chicago at North River Payroll Company	Delaware
Westin CP Beverage Company, Inc.	Delaware
Westin Crown Plaza Hotel Company	Delaware
Westin DIA Operator, LLC	Delaware
Westin Hotel Management, L.P.	Delaware
Westin Hotel Management, L.P. (Dominican Republic Branch)	Dominican Republic
Westin Hotels Management, LLC	Delaware
Westin Hotels PRC, LLC	Delaware
Westin International (Malta) Ltd	Malta
Westin International Europe B.V.	Netherlands
Westin IPCO (Italy) LLC	Delaware
Westin Kierland, LLC	Delaware
Westin License Holding, LLC	Delaware
Westin Montreal Airport Hotel Company	Delaware
Westin O'Hare Hotel Company	Delaware
Westin Ontario (London) Hotel Company	Delaware
Westin Operator, LLC	Delaware
Westin Ottawa Management Co., LLC	Delaware
Westin Portland L.L.C.	Delaware
Westin Realty Corp.	Delaware
Westin River North, Chicago Beverage Company	Delaware
Westin San Antonio Resort Company	Delaware
Westin Savannah Holdings, LLC	Delaware
Westin St. Lucia Management LLC	Delaware
Westin Two Hundred L.L.C.	Delaware
Westin Washington Operator L.L.C.	Delaware
Wetbar New York, LLC	Delaware
WHC Payroll Company	Nevada
Whiskey Blue Boston, LLC	Delaware
Whiskey Blue New Orleans, LLC	Delaware
WHLP Acquisition, LLC	Delaware
WHR Colorado Beverage Company	Delaware
Windward Investments Limited	Barbados
Witty Restaurant Group, Inc.	Delaware
Worldwide Franchise Systems, Inc.	Delaware